Employee Benefit Plans	12 Months Ended
Sep. 30, 2013
Employee Benefit Plans

NOTE 9—EMPLOYEE BENEFIT PLANS:

The Authority maintains a retirement savings plan for its employees under Section 401(k) and Section 401(a) of the Internal Revenue Code (the “Mohegan Retirement and 401(k) Plan”). Under the 401(k) portion of the plan, participants may contribute between 1% and 25% of eligible compensation up to the maximum allowed by the Internal Revenue Code. The Authority matches 50% of participants’ elective deferral contributions up to a maximum of 3% of participants’ compensation. Under the retirement portion of the plan, the Authority may make discretionary retirement contributions based on a rate of $0.30 per qualified hour worked. In general, employees become eligible for the Mohegan Retirement and 401(k) Plan after 90 days of service and become fully vested after six years of service. In February 2009, the Authority suspended both its discretionary matching 401(k) contributions and retirement contributions. In July 2012, the Authority resumed its discretionary matching 401(k) contributions. Discretionary retirement contributions remain suspended. The Authority contributed $2.4 million and $612,000, net of forfeitures, to the Mohegan Retirement and 401(k) Plan for the fiscal year ended September 30, 2013 and 2012, respectively.

The Authority, together with the Tribe, maintains a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) for certain key employees. Under the Deferred Compensation Plan, participants may defer up to 100% of their compensation. Participants’ withdrawals, net of contributions and changes in fair value of investments, totaled $7.4 million for the fiscal years ended September 30, 2013. Participants’ contributions, net of withdrawals and changes in fair value of investments, totaled $493,000 and $761,000 for the fiscal years ended September 30, 2012 and 2011, respectively.